AGREEMENT
                                                (Villas Sin Vacas)



         This Agreement is made and entered into as of March 29, 1996, by and among Sin Vacas Joint Venture, an Arizona joint venture partnership (the "Joint Venture"), Cluster Housing Properties, A California Limited Partnership (the "L'Auberge Venturer"), Villa Sin Vacas Limited Partnership, an Arizona limited partnership (the "EW Venturer"), and Evans Withycombe Management, Inc., an Arizona corporation ("Manager"), with reference to the following:

         A. The L'Auberge Venturer and the EW Venturer formed the Joint Venture by entering into that certain Joint Venture Agreement of Sin Vacas Joint Venture dated October 25, 1985 (as amended, the "Joint Venture Agreement"). The Joint Venture owns that certain multi-family residential project (the "Project") located at 7601 Calle Sin Envidia, Tucson, Arizona and commonly known as Villas Sin Vacas. Each of the L'Auberge Venturer and the EW Venturer now desires to effectuate the amicable and mutual dissolution and termination of the Joint Venture through an assignment by the EW Venturer of all of its right, title and interest in the Joint Venture to the L'Auberge Venturer on the terms and conditions hereinafter set forth.

         B. The Joint Venture and Manager entered into that certain Property Management Agreement (as it may have been amended, the "Property Management Agreement") dated October 25, 1985, with respect to the Project whereby the Joint Venture engaged Manager to manage the Project on the terms and conditions more particularly set forth therein. Each of the Joint Venture and Manager now desires to effectuate the termination of the Property Management Agreement on the terms and conditions hereinafter set forth.

         C. The Project is encumbered by a Deed of Trust and Security Agreement dated June 25, 1992 (the "Deed of Trust") securing certain indebtedness of the Joint Venture in favor of The Lincoln National Life Insurance Company ("Lender"). Under the provisions of the Deed of Trust, the Joint Venture is required to obtain Lender's consent to the termination of Manager, and the appointment of a successor, as manager of the Project.

         D. The L'Auberge Venturer has inspected the Project in order to determine the physical, operational and financial condition thereof and acknowledges that it has approved the result of such inspection except as otherwise provided in Paragraph 4(b) below.

         E. Concurrently herewith, various other entities affiliated with the L'Auberge Venturer and the EW Venturer are entering into other agreements (collectively, the "Other Agreements") pertaining to other joint ventures and containing substantially the same provisions as this Agreement. The Other Agreements and this Agreement are collectively referred to herein as the "Agreements." The parties contemplate that the closings with respect to each of the Agreements shall be conditions concurrent and shall occur simultaneously.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.       Termination of Property Management Agreement.

         (a) At the Closing (hereinafter defined), Manager, on the one hand, and the Joint Venture and the L'Auberge Venturer, on the other hand, shall enter into a Termination Agreement in the form attached hereto as Exhibit A and incorporated herein by this reference, and the Joint Venture shall pay to Manager accrued compensation in accordance with the provisions of the Termination Agreement.

         (b) Prior to the Closing, Manager shall continue to manage the Project in the same manner and with the same quality as the Project has been managed prior to the execution hereof (and in any event in compliance with the terms and conditions of the Property Management Agreement) and shall be entitled to receive a Property Management Fee in accordance therewith.

2.       [Intentionally deleted.]

3. Assignment of Joint Venture Interest; Dissolution and Termination of Joint Venture.

         (a) At the Closing, the EW Venturer shall assign all of its right, title and interest in and to its interest in and to the Joint Venture and in, to and under the Joint Venture Agreement to the L'Auberge Venturer by executing and delivering that certain Assignment of Joint Venture Interest (the "Assignment") in the form attached hereto as Exhibit C and incorporated herein by this reference, except as provided in Paragraph 4(a) below. Following such assignment, the EW Venturer shall have no right to participate in any manner in the management or control of the Joint Venture or the Project and shall be released from any liability with respect to the ownership or operation of the Project accruing and arising from and after the Closing, notwithstanding the provisions of Paragraph 3(b) below.

         (b) Concurrently with such assignment, the L'Auberge Venturer and the Joint Venture, on the one hand, and the EW Venturer, on the other hand, shall execute and deliver that certain Partnership Interest Payment Agreement in the form attached hereto as Exhibit D and incorporated herein by this reference.

         (c) Immediately following such assignment, the L'Auberge Venturer shall hold one hundred percent (100%) of the interest in the Joint Venture and shall cause the dissolution and termination thereof by filing or recording such
documents   (including  without  limitation  a  Termination  of  Certificate  of
Fictitious Name and Notice of Dissolution of Sin Vacas Joint Venture (the "Termination") in the form attached hereto as Exhibit E and incorporated herein by this reference) and/or taking such other steps as may be necessary or appropriate in that regard.

4.       Conditions to Closing.

         (a)No later than the execution of this Agreement, the Joint Venture shall solicit the consent of Lender to the transactions contemplated hereby to the extent that such consent is required under the Deed of Trust. The Joint Venture and the L'Auberge Venturer shall use reasonable efforts (but shall not be required thereby to incur any material cost or expense) to obtain such consent, to furnish Lender with all required financial or other information requested by Lender in connection with such consent and to obtain a written acknowledgment from Lender that the loan with respect to which such consent is being sought will not continue to apply against Lender's lending limit applicable to Evans Withycombe Management, Inc., an Arizona corporation ("EWM"), or its affiliates following the assignment of the EW Venturer's interest in the Joint Venture to the L'Auberge Venturer and the dissolution of the Joint Venture. The Closing shall be subject to receipt of Lender's written consent pursuant to such solicitation for consent and the written consent of Lender and John Hancock Mutual Life Insurance Company ("John Hancock") pursuant to all similar solicitations being made concurrently herewith by various affiliates of the Joint Venture under the Other Agreements. If such consents shall not have been received by the Joint Venture on or before October 1, 1996 (the "Outside Closing Date"), this Agreement shall terminate without liability of any party to the other hereunder on account of such termination; provided, however, that in the event John Hancock shall have failed or refused to give its consent to any of the other transactions under one or more of the Other Agreements on or before the Outside Closing Date but all other conditions to the Closing hereunder shall have been satisfied, the transactions contemplated hereby shall be consummated as set forth elsewhere in this Agreement.

         (b) Prior to the execution hereof, the Joint Venture has commenced an evaluation of the environmental condition of the Project. The approval by the Joint Venture of the environmental condition of the Project as disclosed in such evaluation shall be a condition to the Closing unless the Joint Venture waives such condition in writing on or before March 31, 1996. Failure by the Joint Venture to approve the evaluation or waive the condition on or before March 31, 1996, in either case in writing, shall be deemed a disapproval and shall result in a termination of this Agreement without liability of any party to the other hereunder on account of such termination. No partial or condition waivers or approvals shall be made or given. In the event such condition is neither satisfied nor waived on or before March 31, 1996, the Joint Venture shall immediately notify Lender thereof and withdraw its request for consent described in Paragraph 4(a) above.

5.       Payment of Settlement Amount.

         At the Closing, the Joint Venture and the L'Auberge Joint Venturer shall pay, or cause to be paid, to the EW Venturer and to Manager an amount (the "Settlement Amount") which shall be equal to the excess of $500,000 over the aggregate of the Settlement Amounts payable to the EW Venturer and Manager so denominated in the Other Agreements; provided, however, that the total amount payable to EWM under all of the Agreements shall be $500,000. The payment of the Settlement Amount shall be made by confirmed wired funds or cashier's check to EWM, as collection agent for the EW Venturer and Manager. The EW Venturer and Manager, by their execution of this Agreement, hereby appoint EWM to act as their agent for purposes of collecting and distributing the Settlement Amount, and EWM, by its execution of this Agreement, hereby accepts such appointment.

6.       Mutual Release.

         At the Closing, the Joint Venture and the L'Auberge Venturer, on the one hand, and the EW Venturer and Manager, on the other hand, shall execute and deliver that certain Mutual Release in the form attached hereto as Exhibit F and incorporated herein by this reference.

7.       Closing.

         (a) The Closing shall take place at the offices of Ryley, Carlock & Applewhite, at 101 North First Avenue, Suite 2700, Phoenix, Arizona 85003, on the third (3rd) business day following the satisfaction of the conditions to the Closing enumerated in Paragraph 4 above (or waiver of the condition in Paragraph 4(b) above if such condition shall have been waived on or before March 31, 1996) or on such earlier date as may be mutually agreeable to the parties hereto. If such conditions are not satisfied or waived on or before the Outside Closing Date, this Agreement and all obligations of the parties hereto shall automatically terminate and be of no further force and effect.

         (b)    At the Closing, the parties shall cause the following to occur:

                   (i) The Joint Venture, the L'Auberge Joint Venturer and Manager shall each execute and deliver the Termination Agreement.

                  (ii) The L'Auberge Venturer and the EW Venturer shall each execute and deliver the Amendment.

                 (iii) The EW Venture and the L'Auberge Venturer shall each execute and deliver the Assignment.

                  (iv) The L'Auberge Venturer shall execute and deliver the Termination for recordation.

                   (v) The EW Venturer and the L'Auberge Venturer shall each execute and deliver the Partnership Interest Payment Agreement.

                  (vi) The Joint Venture and the L'Auberge Venturer shall deliver or cause to be delivered the Settlement Amount to EWM for the benefit of the EW Venturer and Manager.

                 (vii) The Joint Venture, the L'Auberge Venturer, the EW Venturer and Manager shall each execute and deliver the Mutual Release.

8.       Representations and Warranties.

         (a) The L'Auberge Venturer, for itself and the Joint Venture, represents and warrants to the EW Venturer as follows:

                 (i)   Each of the recitals set forth above is true and correct.

                  (ii) The  L'Auberge  Venturer is the Managing  Venturer of the
         Joint  Venture  and  has  not  assigned,  transferred,   encumbered  or
         hypothecated all or any portion of its interest in the Joint Venture.

                 (iii) The Joint Venture and the L'Auberge Venturer each has the legal power and authority, by and through those persons executing this Agreement, to enter into this Agreement and to consummate the transactions contemplated hereby, subject to the receipt of the consent of Lender as provided in Paragraph 4 above.

                  (iv) Each of the Agreements contemplated hereby will when executed be a valid and binding obligation of the Joint Venture and the L'Auberge Venturer and will be enforceable in accordance with its terms, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

                   (v) No consent of any person related to or affiliated with the L'Auberge Venturer which is not party to this Agreement, no consent of any governmental authority and no additional consent other than those which have already been or prior to the Closing will be obtained is required to be obtained in connection with or resulting from the execution, delivery or performance of this Agreement or the agreements contemplated hereby by the L'Auberge Venturer.

                  (vi) The L'Auberge Venturer has not filed nor had filed against it a petition in bankruptcy, made an assignment for the benefit of creditors or had a receiver appointed to take custody of all or substantially all of its assets.

         (b) The EW Venturer and Manager each represent and warrant to the Joint Venture and the L'Auberge Venturer as follows:

                   (i) Each of the recitals set forth above is true and correct.

                  (ii) The EW Venturer has not assigned, transferred, encumbered or hypothecated all or any portion of its interest in the Joint Venture.

                 (iii) Manager and the L'Auberge Venturer each has the legal power and authority, by and through those persons executing this
         Agreement, to enter into this Agreement and to consummate the transactions contemplated hereby, subject to the receipt of the consent of Lender as provided in Paragraph 4 above.

                  (iv) Each of the Agreements contemplated hereby will when executed be a valid and binding obligation of Manager and the EW Venturer and will be enforceable in accordance with its terms, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

                   (v) No consent of any person related to or affiliated with the EW Venturer or Manager which is not party to this Agreement, no consent of any governmental authority and no additional consent other than those which have already been or prior to the Closing will be obtained is required to be obtained in connection with or resulting from the execution, delivery or performance of this Agreement or the agreements contemplated hereby by the EW Venturer or Manager.

                  (vi) The EW Venturer has not filed nor had filed against it a petition in bankruptcy, made an assignment for the benefit of creditors or had a receiver appointed to take custody of all or substantially all of its assets.

                 (vii)  Neither  the EW  Venturer  nor  Manager  has any  actual knowledge of any fact, condition or circumstance related to the physical, environmental, operational and/or financial condition of the Project that has not been disclosed in previous physical, environmental, operational and/or financial reports prepared for or on behalf of, and delivered to, the Joint Venture. Notwithstanding the foregoing sentence, the representations and warranties of Manager and the EW Venturer contained in this subparagraph (vii) shall not be deemed to modify the provisions of the Property Management Agreement between Manager and the Joint Venture or modify the provisions of any development agreement, development obligations agreement or construction agreement relating to the Project between the EW Venturer, on the one hand, and the Joint Venture or the L'Auberge Joint Venturer, on the other hand, including any express or implied warranties or statutes of limitation relating thereto.

         (c) The representations and warranties set forth herein have been made as of the date hereof and shall be deemed to have been made as of the Closing and shall survive the Closing.

9.       General Provisions.

         (a) Severability. The provisions of this Agreement shall be deemed severable. If any provision hereof shall be found invalid, illegal, void or unenforceable, in whole or in part, the remaining provisions or portions thereof shall remain in full force and effect to the maximum extent permitted by applicable law. To the maximum extent permitted by applicable law, each party hereby waives any provision of law which renders any provision of this Agreement invalid, illegal, void or unenforceable.

         (b) Governing Law. This Agreement and all relations of the parties in connection herewith shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to the conflict of laws or choice of law rules or laws of such jurisdiction.

         (c) Attorneys' Fees and Costs. In the event any party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees. The prevailing party shall include, without limitation, (i) a party who dismisses an action in exchange for sums allegedly due, (ii) the party who received performance from the other party where such performance is substantially equivalent to the relief sought in an action, or (iii) the party determined to be the prevailing party by a court of law, and the "party not prevailing" shall be the other party.

         (d) Successors and Assigns. This Agreement set forth herein shall be binding upon, and inure to the benefit of, any successors and assigns of the parties.

         (e) Entire Agreement; Modification. This Agreement set forth herein, together with the schedules and exhibits attached hereto, shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and agreements with respect to the subject matter hereof. This Agreement may be modified only by an instrument in writing duly executed by the party sought to be bound by such modification.

         (f) Waivers. No breach of any covenant, condition, agreement, warranty or representation made in this Agreement shall be deemed waived unless expressly waived in writing by the party who might assert such breach. Any such waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any such waiver may be conditional. No such waiver shall be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.

         (g) Notices. All notices required or permitted by this Agreement shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 9(g). The address of the L'Auberge Venturer and the Joint Venture for notice purposes shall be as follows:

                  Mr. Stephen B. Boyle
                  Canyon View Apartments
                  6655 Canyon Crest Drive
                  Tucson, Arizona 85750
                  Attention:  Rental Office
                  Facsimile No.: (520) 577-6703

With a copy to:

                  Hughes Hubbard & Reed
                  350 South Grand Avenue, Suite 3600
                  Los Angeles, California 90071-3442
                  Attention:  George A. Furst, Esq.
                  Facsimile No.: (213) 613-2950

The address for the EW Venturer and Manager for notice purposes is as follows:

                  Evans Withycombe Management, Inc.
                  6991 East Camelback Road, Suite 200A
                  Scottsdale, Arizona 85251
                  Attention:  Stephen Evans
                  Facsimile No.: (602) 423-8843

With a copy to:

                  Ryley, Carlock & Applewhite
                  101 First Avenue, Suite 2600
                  Phoenix, Arizona 85003-1973
                  Attention:  Lynn T. Ziolko, Esq.
                  Facsimile No.: (602) 257-9582

Either party may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to either party hereunder shall be concurrently transmitted to such party or parties at such addresses as either party may from time to time hereafter designate by written notice to the other.

         Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by U.S. Postal Service Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided that a copy is also delivered by delivery or mail. If any notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

         (h) Further Agreements and Assurances. Each party agrees promptly to execute and deliver such other documents and to do such other acts as may be requested by any other party and are in the reasonable judgment of the requesting party necessary or appropriate to effectuate the purposes of this Agreement.

         (i) Headings; Gender; Number. The headings of the sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. As used herein and as the context requires, a reference to the male, female or neutral gender includes a reference to each other gender, and a reference to the singular or plural number includes a reference to the other number.

         (j) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to constitute an original.

         (k) Default; Specific Performance. In the event that a party shall default in the performance of any of its obligations or agreements hereunder, the other party shall be entitled to specific performance of such obligations and agreements by the defaulting party, in addition to any and all other equitable and legal rights and remedies which such non-defaulting party may have.

         (l) No Admission. The parties hereto have entered into this Agreement and entered into the negotiations that led to this Agreement, solely for the purpose of compromising and settling various matters in dispute among the parties. This Agreement, and the settlement negotiations that led to this Agreement, however, shall not constitute an admission of any liability or responsibility by any party as to any matter relating to the Joint Venture or the Project.

         (m) Nondisclosure of Terms. Each of the parties hereto hereby agrees not to disclose the terms of this Agreement or the transactions contemplated hereby to any person or entity (other than its respective partners, affiliates, underwriters, agents, advisors, officers or employees who need to know such information for the purpose of entering into and performing the obligations under this Agreement or any other person or entity to whom such disclosure is required by law), except (i) with the prior written consent of each of the other parties hereto, (ii) in connection with any required financial accounting or other required reporting or legal proceedings brought by any of the parties hereto or their respective affiliates to enforce this Agreement or (iii) in compliance with applicable legal requirements.

         (n) Simultaneous Closing. Notwithstanding anything contained in this Agreement or any of the Other Agreements to the contrary, the Closing shall not occur unless there occurs the simultaneous closing of the transactions described in the Other Agreements.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


SIN VACAS JOINT VENTURE,
an Arizona joint venture partnership

By:      Cluster Housing Properties,
         A California Limited Partnership,
         Managing Venturer

         By:      GP L'Auberge Communities, L.P.,
                  a California limited partnership,
                  General Partner

                  By:      L'Auberge Communities Inc.,
                           General Partner

                           By:      _________________________
                                    Stephen B. Boyle
                                    President

CLUSTER HOUSING PROPERTIES,
A CALIFORNIA LIMITED PARTNERSHIP

By:      GP L'Auberge Communities, L.P.,
         a California limited partnership,
         General Partner

         By:      L'Auberge Communities Inc.,
                  General Partner

                  By:      _________________________
                           Stephen B. Boyle
                           President                    [signatures continued.]

VILLA SIN VACAS LIMITED PARTNERSHIP,
an Arizona limited partnership

By:      EW Development Corp. IX, Inc.,
         an Arizona corporation
         its general partner

         By:      ____________________________
                  Name: ______________________
                  Title:______________________

EVANS WITHYCOMBE MANAGEMENT, INC., an Arizona corporation formerly known as Evans Withycombe, Inc.

By:      ____________________________
         Name: ______________________
         Title:______________________

The undersigned accepts its appointment as collection agent pursuant to Paragraph 5 above:

EVANS WITHYCOMBE MANAGEMENT, INC.,
an Arizona corporation

By:
         Name:
         Title: